Exhibit 32
CERTIFICATION OF CEO AND CFO
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned hereby certifies, in his capacity as an officer of California Water Service Group, that the Company’s 2008 Financial Statements and Notes to its Consolidated Financial Statement of California Water Service Group in this Current Report on Form 8-K, as filed with the Securities and Exchange Commission on the date hereof (the “Current Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and that the information contained in the Current Report fairly presents, in all material respects, the financial condition and results of operations of California Water Service Group.

Date: April 7, 2009	By:	/s/ PETER C. NELSON
PETER C. NELSON
President and Chief Executive Officer California Water Service Group

Date: April 7, 2009	By:	/s/ MARTIN A. KROPELNICKI
MARTIN A. KROPELNICKI
Vice President, Chief Financial Officer and Treasurer California Water Service Group